UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2015

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction

of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On February 10, 2015, Bank of the Ozarks, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K to report under Item 2.01 that the Company had completed its acquisition of Intervest Bancshares Corporation (“Intervest”) and its wholly-owned bank subsidiary, Intervest National Bank, pursuant to the previously announced definitive agreement and plan of merger dated July 31, 2014 (the “Merger Agreement”). Pursuant to the Merger Agreement, Intervest merged with and into the Company and Intervest National Bank merged with and into the Company’s wholly-owned bank subsidiary, Bank of the Ozarks, effective February 10, 2015 (collectively, the “Merger”).

This Amendment No. 1 amends the Company’s Current Report on Form 8-K filed on February 10, 2015 to include the financial statements and unaudited pro forma combined financial information referred to in Item 9.01(a) and (b) below relating to the Merger.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Amendment to the Current Report on Form 8-K, including the pro forma combined financial information attached hereto contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. The pro forma combined financial information is based on preliminary estimates and assumptions that could cause actual results to differ materially from those expected or implied by the pro forma combined financial information or the estimates and assumptions used in preparing the pro forma combined financial information. The pro forma combined financial information and forward-looking statements are based on current expectations and projections about future events. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Item 1A. Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Audited financial statements of Intervest Bancshares Corporation as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014, and the notes related thereto, which are included in Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro Forma Combined Financial Information.

Unaudited pro forma combined financial information of Bank of the Ozarks, Inc. as of and for the year ended December 31, 2014 and the notes related thereto, which are included in Exhibit 99.2 hereto and incorporated herein by reference.

(c)	Not Applicable

(c)	Exhibits.

2.1	Agreement and Plan of Merger among Bank of the Ozarks, Inc., Bank of the Ozarks, Intervest Bancshares Corporation and Intervest National Bank, dated as of July 31, 2014 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 31, 2014, and incorporated herein by this reference)

23.1	Consent of Hacker, Johnson & Smith, P.A., P.C.

99.1	Audited financial statements of Intervest Bancshares Corporation as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014

99.2	Unaudited pro forma combined financial information of Bank of the Ozarks, Inc. as of and for the year ended December 31, 2014

99.3	Press Release dated February 10, 2015 whereby Bank of the Ozarks, Inc. Announces Completion of its Acquisition of Intervest Bancshares Corporation (previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 10, 2015, and incorporated herein by this reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.

Date: March 20, 2015	By:	/s/ Greg McKinney
	Name:	Greg McKinney
	Title:	Chief Financial Officer and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Agreement and Plan of Merger among Bank of the Ozarks, Inc., Bank of the Ozarks, Intervest Bancshares Corporation and Intervest National Bank, dated as of July 31, 2014 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 31, 2014, and incorporated herein by this reference)

23.1	Consent of Hacker, Johnson & Smith, P.A., P.C.

99.1	Audited financial statements of Intervest Bancshares Corporation as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014

99.2	Unaudited pro forma combined financial information of Bank of the Ozarks, Inc. as of and for the year ended December 31, 2014

99.3	Press Release dated February 10, 2015 whereby Bank of the Ozarks, Inc. Announces Completion of its Acquisition of Intervest Bancshares Corporation (previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 10, 2015, and incorporated herein by this reference)